UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2019

COLONY CAPITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
515 South Flower Street, 44th Floor
Los Angeles, California 90071
(Address of Principal Executive Offices, Including Zip Code)
(310) 282-8820
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CLNY	New York Stock Exchange
Preferred Stock, 8.25% Series B Cumulative Redeemable, $0.01 par value	CLNY.PRB	New York Stock Exchange
Preferred Stock, 8.75% Series E Cumulative Redeemable, $0.01 par value	CLNY.PRE	New York Stock Exchange
Preferred Stock, 7.50% Series G Cumulative Redeemable, $0.01 par value	CLNY.PRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	CLNY.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	CLNY.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	CLNY.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE
This Amendment No. 1 to the Current Report on Form 8-K of Colony Capital, Inc., originally filed with the Securities and Exchange Commission on December 24, 2019 (“the Original 8-K”), is being filed solely to include interactive data filings exhibits, which were omitted from the original filing. The interactive data filings exhibits were omitted in the Original 8-K because the XBRL files could not be uploaded due to technical problems that were beyond our control.
Except as described above, the Amendment does not modify or update the disclosures presented in, or exhibits to, the Original 8-K in any way.
Item 8.01    Other Events.
Colony Capital, Inc. (“we,” “our,” or the “Company”) is filing this Current Report on Form 8-K to recast the financial information and financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019 (the “Q1 2019 10-Q”) solely to reflect the reclassification of the Company’s industrial business as discontinued operations. As previously disclosed, in June 2019, the Company engaged advisors to market its industrial portfolio and the related management platform for sale. In September 2019, the Company entered into definitive sale agreements with Blackstone Real Estate Partners IX for sale of the Company’s light industrial portfolio and the related management platform for an aggregate gross sales price of approximately $5.7 billion. The sale closed on December 10, 2019. The Company indirectly held approximately 34% of the light industrial portfolio. Separately, the Company is in the process of negotiating a sale of the bulk industrial portfolio that was acquired in February 2019. The sale of our industrial business, including its related management platform, represents a strategic shift that will have a major effect on the Company’s operations and financial results and had met the criteria as held for sale and discontinued operations in June 2019, at which time the Company began reporting results for the industrial business as discontinued operations.
As required by the rules of the Securities and Exchange Commission (the “SEC”) requiring the reissuance of prior period financial statements included or incorporated by reference in a registration statement or proxy statement to retrospectively revise and reclassify such pre-event financial statements to reflect accounting changes, such as discontinued operations, this Current Report on Form 8-K presents the financial results of our industrial business as discontinued operations for the year ended December 31, 2018 and the quarter ended March 31, 2019 and is consistent with the presentation of discontinued operations included in our Quarterly Reports on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 9, 2019 and for the quarter ended September 30, 2019 filed with the SEC on November 8, 2019, respectively.
The information included in this Current Report on Form 8-K is presented solely in connection with the reporting changes described above and does not otherwise amend or restate our audited consolidated financial statements that were included in the 2018 Form 10-K or the unaudited consolidated financial statements that were included in the Q1 2019 10-Q. Unaffected items and unaffected portions of the 2018 Form 10-K and the Q1 2019 10-Q have not been repeated in, and are not amended or modified by, this Current Report on Form 8-K. Other than as required to reflect the presentation of our industrial business as discontinued operations, Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K do not reflect events occurring after we filed the 2018 Form 10-K or the Q1 2019 10-Q. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included in the 2018 Form 10-K or the Q1 2019 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is contained in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K subsequent to the Q1 2019 10-Q, which also contain important information regarding forward-looking statements, events, developments or updates to certain expectations of the Company that have occurred subsequent to the filing of the Q1 2019 Form 10-Q. Therefore, this Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to the date of the Q1 2019 10-Q.
We have revised the following portions of the 2018 Form 10-K and the Q1 2019 Form 10-Q, respectively, to reflect the retrospective revisions that have been made as a result of the classification of the industrial business as discontinued operations:
2018 Form 10-K
PART I

•	Item 1. Business

PART II

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data
PART IV

•	Item 15. Exhibits, Financial Statement Schedules
Q1 2019 10-Q
PART I

•	Item 1. Financial Statements

•	Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1
2018 Form 10-K Item 1. Business, Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements, Item 15. Exhibits, Financial Statement Schedules.

99.2	Q1 2019 Form 10-Q Item 1. Financial Statements and Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations
101.INS*	XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase
104*	Cover Page Interactive Data File
__________
* The document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 10, 2020	COLONY CAPITAL, INC.

		By:	/s/ Mark M. Hedstrom
Mark M. Hedstrom
Chief Financial Officer, Chief Operating Officer and Treasurer